EXHIBIT 10.5

ASSIGNMENT OF OIL AND GAS LEASE

KNOW ALL MEN BY THESE PRESENTS, THAT:

Mission Energy, LLC, a Kentucky limited liability company, of 112 ½ Sevier Court, POB 1750, Barbourville, KY 40906, hereinafter called Assignor, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, transfer, sell and convey unto, Barclay Road, Inc., a Wyoming Corporation, PSEO ALCOBENDAS -  10 A CENTRO COMERCIAL BOULEVAR ALCOBENDAS, SPAIN 28109, hereinafter called Assignee, a 100.00% of 87.50% of 100% working interest, which equals a 87.50% net revenue interest, in and to a certain Oil and Gas Lease known and the Jennifer Powell leasehold located in Knox County, Kentucky.

The subject leasehold being the same leasehold evidenced by an Oil and Gas Lease Agreement by and between Jennifer Powell as Lessor and Mission Energy, LLC as Lessee, dated September 13, 2011, being of record in the Office of the Clerk of Knox County, Kentucky in O & G Book _______Page______.

For the same consideration the Assignor covenants with the Assignee, its heirs, successors, legal representatives and assigns that the Assignor is the lawful owner of and has good title to the Interest herein assigned in and to said leasehold, free and clear from any liens, encumbrances or adverse claims created by Assignor and has good right and authority to sell and convey the same, that said Lease is valid on the lands above-described, and that all rentals and royalties due thereunder have been paid, and all conditions necessary to keep said Lease in full force and effect have been duly performed.

EXECUTED this _____ day of September, 2011.

Assignor:

______________________
Walter Powell
Mission Energy, LLC

State of Kentucky
County of Knox

This Assignment of  Oil and Gas Lease was sworn and acknowledged to in my presence by Walter Powell,  on behalf of Mission Energy, LLC this the ____ day of September, 2011.

My commission expires:  _____________

_____________________________________
Notary Public State at Large

Prepared by:

Mission Energy, LLC
POB 1750
Barbourville, KY 40906

PREPARED BY:                   MISSION ENERGY, LLC
 112 ½ Sevier Court
 Barbourville, Kentucky 40906